MET INVESTORS

S E R I E S     T R U S T

Invesco Balanced-Risk Allocation Portfolio

Class B Shares

PROSPECTUS

April 23, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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Invesco Balanced-Risk Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Seeks total return.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2012, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.66%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses*	0.15%
Acquired Fund Fees and Expenses*	0.10%

Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses	1.16%
* Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, and that the Portfolio’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class B
1 Year	$119
3 Years	$370

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. While the Portfolio has not commenced operations as of the date of this Prospectus, it is anticipated that the Portfolio’s turnover rate will typically exceed 100%.

Principal Investment Strategies

Under normal market conditions, the Portfolio’s subadviser, Invesco Advisers, Inc. (“Invesco”), will invest the Portfolio’s assets in derivatives and other financially-linked instruments the performance of which is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Portfolio may invest in derivatives and other financially-linked instruments, and may also invest in U.S. and foreign government debt securities and other securities such as investment companies that include money market funds and exchange-traded funds (“ETFs”), and commodity-linked notes. The Portfolio’s international investments will generally be in developed countries, but may also include emerging market countries. The Portfolio’s fixed income investments will generally be investment grade, while the Portfolio’s commodity markets exposure will generally be to the precious metals, agriculture, energy and industrial metals sectors.

Generally, the Portfolio invests in many types of investment instruments the performance of which is expected to correspond to global fixed income, equity and commodity markets, including, but not limited to: equity index futures, swaps on equity index futures, total return swaps, commodity futures, swaps on commodity futures, bond futures, swaps on bond futures, government bonds, and cash and cash equivalents including, but not limited to, money market fund shares, either by investing directly in such instruments, or indirectly by investing in a subsidiary as discussed below. Futures contracts are standardized agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price at a future date, while swap agreements are derivative instruments through which counterparties exchange cash flows of one instrument for those of another instrument. While the Portfolio normally does not engage in borrowing, leverage will be

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created when the Portfolio engages in futures transactions or uses certain other derivative instruments.

The Portfolio’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a derivative instrument and may result in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivatives that have a leveraging effect. There is no assurance that the Portfolio’s use of derivative instruments providing leveraged exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary of the Portfolio, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Subsidiary is advised by Invesco and has the same investment objective as the Portfolio. Generally, the Subsidiary will invest primarily in commodity derivatives, exchange-traded notes (“ETNs”), cash and cash equivalents, including money market funds affiliated with Invesco. The Portfolio will invest in the Subsidiary and ETFs in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary, in turn, will invest in futures, ETNs and other securities and financially-linked instruments. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Portfolio will generally maintain 60% of its total assets in cash and cash equivalent instruments, including money market funds affiliated with Invesco. Some of the cash holdings will serve as margin or collateral for the Portfolio’s obligations under derivative transactions and also earn income for the Portfolio. A significant portion of the cash and cash equivalent assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

The Portfolio and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Relative to traditional balanced portfolios, the Portfolio will seek to provide greater capital loss protection during down markets. The Portfolio’s management team will seek to accomplish this through a three-step investment process involving (1) asset selection, (2) portfolio construction and (3) active positioning.

The first step involves asset selection. The management team begins the process by selecting representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process first evaluates a particular asset’s theoretical case for long-term excess returns relative to cash. The identified assets are then screened to meet minimum liquidity criteria. Finally, the team reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of the Portfolio.

The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create a portfolio. The team re-estimates the risk contributed by each asset and re-optimizes the portfolio periodically or when new assets are introduced to the Portfolio.

The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the optimized long-term portfolio structure described in step two above. The management team balances these two competing ideas—opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the

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optimized portfolio structure—by setting controlled tactical ranges around the long-term asset allocation. The tactical ranges differ for each asset based on the management team’s estimates of the asset’s volatility. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, and cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Portfolio is able to gain greater exposure to assets within each class than would be possible by investing directly in securities or other assets, and thus seeks to balance the amount of risk each asset class contributes to the portfolio.

Although Invesco will target a specified volatility level for the Portfolio, the Portfolio’s net asset value (“NAV”) may be volatile over short-term periods because of the significant use of derivatives that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. Volatility may result from rapid and dramatic price swings. Invesco normally will target an annualized volatility level for the Portfolio of 8%, but allows for volatility to drift between a lower (6%) and upper (10%) band. Actual or realized volatility can and will differ from the target volatility. Although an annualized volatility level of 8% is normally targeted for the Portfolio, Invesco may, under certain market conditions, target a lower volatility level for the Portfolio.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Derivatives Risk.    The Portfolio will primarily invest in derivatives, such as futures contracts and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Non-diversification Risk.    To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon Invesco’s analysis of various factors and Invesco’s ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if Invesco allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as Invesco anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns.

Tax Risk.    In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio must derive at least 90% of its

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gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information. Because income from certain commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio does not generally expect to invest directly in such instruments. Rather, the Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Invesco’s prior performance with comparable funds, please see “Additional Information about Management—The Subadviser” in the Prospectus.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Invesco Advisers, Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Mark Ahnrud, Portfolio Manager, Chris Devine, Portfolio Manager, Scott Hixon, Portfolio Manager and Head of Investment Research, Christian Ulrich, Portfolio Manager, and Scott Wolle, Chief Investment Officer, all with the Subadviser, have managed the Portfolio since inception.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST

Met Investors Series Trust (the “Trust”) is an open-end management investment company that offers a selection of fifty-five managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Expenses.    Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Commodities Risk

The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.

Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.

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Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Derivatives Risk

The Portfolio will primarily invest in derivatives, such as futures contracts and swaps, to seek investment exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

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The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Forward and Futures Contract Risk

The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for

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a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that a counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the

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Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Non-diversification Risk

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon Invesco’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and Invesco’s ability to select the appropriate mix of asset classes based on its analysis of such factors. Invesco’s analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if Invesco allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as Invesco

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anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Subsidiary Risk

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to the commodities risks discussed above. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.

Tax Risk

In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Code, the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments will not be considered qualifying income after September 30, 2006. Because income from commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio generally does not expect to invest directly in such instruments.

As noted above, the Portfolio has exposure to commodity-related instruments through its investments in its Subsidiary. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual profits, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

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Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion.

Invesco has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which Invesco or any of its affiliates serves as investment adviser. MetLife Advisers will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser will be available in the Portfolio’s semiannual report for the period ended June 30, 2012.

Expense Limitation Agreement

In the interest of limiting expenses of the Portfolio until April 30, 2013, MetLife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, MetLife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.10% of average daily net assets for Class B shares of the Portfolio.

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The Portfolio may at a later date reimburse to MetLife Advisers the management fees waived or reduced and other expenses assumed and paid by MetLife Advisers during any of the previous five fiscal years, pursuant to the Expense Limitation Agreement, provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual operating expenses of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio’s total annual operating expenses are less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees.

The total amount of reimbursement to which MetLife Advisers may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by MetLife Advisers and (ii) all other payments previously remitted by MetLife Advisers to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to MetLife Advisers with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by MetLife Advisers to the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

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INVESCO ADVISERS, INC., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2011, Invesco Ltd. managed approximately $635.3 billion in assets.

The following Invesco individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

■

Mark Ahnrud is a Portfolio Manager with Invesco. Mr. Ahnrud has managed the Portfolio since its inception and has been associated with Invesco and/or its affiliates since 2000. He has been affiliated with the Invesco Global Asset Allocation team since 2002.

■

Chris Devine is a Portfolio Manager with Invesco. Mr. Devine has managed the Portfolio since its inception and has been associated with Invesco and/or its affiliates since 1998. He has been affiliated with the Invesco Global Asset Allocation team since 2003.

■

Scott Hixon is a Portfolio Manager and Head of Investment Research of Invesco. Mr. Hixon has managed the Portfolio since its inception and has been associated with Invesco and/or its affiliates since 1994. He has been affiliated with the Invesco Global Asset Allocation team since 1997.

■

Christian Ulrich is a Portfolio Manager with Invesco. Mr. Ulrich has managed the Portfolio since its inception and has been associated with Invesco and/or its affiliates since 2000. He has been affiliated with the Invesco Global Asset Allocation team since 2009, and previously was a client portfolio manager covering both equity and asset allocation strategies.

■

Scott Wolle is a Portfolio Manager with Invesco and Chief Investment Officer of Invesco Global Asset Allocation. Mr. Wolle has managed the Portfolio since its inception and has been associated with Invesco and/or its affiliates since 1999. He has been affiliated with the Invesco Global Asset Allocation team since 2000.

Prior Experience With Comparable Funds

Since the Portfolio commenced operations in April 2012, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Invesco, performance information for the Invesco Balanced-Risk Allocation Composite (the “Composite”) is presented. The Composite is comprised of all other mutual funds managed by Invesco that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The tables below do not show you the performance of the Portfolio—they show the performance of comparable funds managed by Invesco. As of December 31, 2011, the Composite consisted of two mutual funds.

The Composite data is provided to illustrate the past performance of Invesco in managing funds that employ a balanced-risk allocation strategy. Management fees paid by the two

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mutual funds comprising the Composite are higher than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the mutual funds comprising the Composite, the annual total returns and average annual total returns during the prior periods likely would have been higher than the returns set forth below. These results assume that the current management fees paid by the mutual funds comprising the Composite, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other factors, the asset sizes and expenses of the mutual funds comprising the Composite and the Portfolio will vary.

The tables below compare the historical performance of the Composite with the S&P 500 Index and the Custom Balanced-Risk Allocation Broad Index. It is not possible to invest directly in an index. The figures do not include the effect of Contract charges. If these contract charges had been included, performance would have been lower.

Annual Total Returns
Year/Period	Composite	S&P 500 Index[1]	Custom Balanced-Risk Allocation Broad Index[2]
2011	11.43%	2.11%	-0.01%
2010	14.10%	15.06%	10.23%
2009	11.72%[3]	26.46%	16.27%

Average Annual Total Return as of December 31, 2011
	1 Year	Since Inception	Inception Date
Composite	11.43%	15.07%	6-30-09
S&P 500 Index[1]	2.11%	15.71%[4]
Custom Balanced-Risk Allocation Broad Index[2] (Indices reflect no deduction for mutual fund fees and expenses)	-0.01%	10.43%[4]
1.	The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.
2.	The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.
3.	The inception date of the Composite was June 30, 2009. Total returns and expenses are not annualized for the first year of operations.
4.	Index performance is from June 30, 2009.

Distribution Plan

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares are limited to 0.25% of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the

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Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports that show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor

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control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares of the Portfolio only to the Separate Accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

Market Timing

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Trust’s portfolios, including the Portfolio, that may be harmful to long-term investors or otherwise disruptive to the management of the portfolios (“market timing”), including (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) trading that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the portfolios and, to the Trust’s knowledge, there

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are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, MetLife Advisers believes that a portfolio’s cash flows may reflect market timing and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on market timing.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of the Portfolio and there is evidence of market timing in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from market timing, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Market timing may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Market timing may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, market timing may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds (commonly known as “junk bonds”).

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Valuation of Shares

The Portfolio’s NAV per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio. The Subsidiary’s investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this NAV.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company or, in the case of an ETF, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

1-800-638-7732

Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the Annual and Semiannual Reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-10183

MET INVESTORS

S E R I E S     T R U S T

JPMorgan Global Active Allocation Portfolio

Class B Shares

PROSPECTUS

April 23, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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JPMorgan Global Active Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objectives

Seeks capital appreciation and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2012, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.78%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses*	0.11%

Total Annual Portfolio Operating Expenses	1.14%
* Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class B
1 Year	$117
3 Years	$364

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. While the Portfolio has not commenced operations as of the date of this Prospectus, it is anticipated that the Portfolio’s turnover rate will typically exceed 100%.

Principal Investment Strategies

The Portfolio’s subadviser, J.P. Morgan Investment Management Inc. (“JPMIM”), uses a flexible asset allocation approach to construct a globally diversified growth portfolio that incorporates investment insights with a disciplined control of risk. JPMIM establishes the strategic and tactical allocation for the Portfolio and makes decisions concerning strategies, sectors, regions and overall portfolio construction. JPMIM develops its investment insights through the combination of top-down macro views, together with the bottom-up insights from JPMIM’s global investment professionals.

In managing the investments for the Portfolio, JPMIM employs a continuous multi-step process that involves: (1) making longer term asset allocation decisions based on JPMIM’s assessment of the strategic (10 to 15 years) market outlook; (2) monitoring and adjusting Portfolio exposures and weightings in response to prevailing market conditions and changes in JPMIM’s intermediate term (18 to 36 months) and shorter term (3 to 9 months) market outlook; and (3) making systematic adjustments to the Portfolio exposures and weightings, based on JPMIM’s assessment of future market conditions as indicated by momentum signals, in an effort to reduce overall Portfolio volatility and mitigate the effects of adverse market environments.

The Portfolio is expected to have a normal strategic allocation of 50% in global equities, 25% in U.S. investment grade fixed income, 20% in convertible debt and 5% in real assets, such as commodities, which is subject to change based on market conditions, trends, and JPMIM’s outlook for a broad range of asset classes.

Under normal market conditions, approximately 15%-20% of the Portfolio’s notional value will be held in cash and cash equivalent instruments which will serve as

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margin or collateral for the Portfolio’s obligations under derivative transactions. At all times the Portfolio will hold a minimum of 20% in highly liquid asset classes such as investment grade fixed income securities and cash. In addition, the Portfolio may invest up to 10% of its total assets in any combination of the following asset classes: commodities, emerging market debt, emerging market equity, high yield debt (commonly known as “junk bonds”), real estate and Treasury Inflation-Protected Securities (“TIPS”). Moreover, the Portfolio may invest up to 80% of its total assets in any combination of the following asset classes: U.S. equity, foreign equity, commodities, emerging market debt, emerging market equity, high yield debt, real estate and TIPS.

In order to gain exposure to the asset classes set forth above, the Portfolio invests in individual securities, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments, either by investing directly in such instruments, or indirectly by investing in a subsidiary as discussed below. The Portfolio’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, and master limited partnerships (“MLPs”), which are limited partnerships that are publicly traded. The Portfolio’s fixed income investments may include bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), domestic and foreign corporate bonds, high yield securities (including distressed securities), debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed securities, asset-backed securities, floating rate securities, inflation-indexed bonds (whose value of the principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure), inflation-linked securities such as TIPS and ETFs that are structured to provide protection against inflation, as well as time deposits and other money market instruments. The Portfolio’s commodity investments may include other investment companies, commodity-linked derivatives, ETNs and total return swaps through which the Portfolio can participate in the performance of one or more instruments.

Active Asset Allocation. JPMIM adjusts the Portfolio’s exposure among the various asset classes based on JPMIM’s intermediate- and short-term market outlook for a broad range of asset classes. Both the intermediate (18 to 36 months) and short-term (3 to 9 months) components of JPMIM’s active asset allocation management employ quantitative models and qualitative inputs. JPMIM’s quantitative models serve as a starting point in the investment process and allow the portfolio managers to simultaneously consider a broad number of informational and behavioral mispricings across and within asset classes. As a second step in the investment process, the global strategy team determines on a qualitative basis if certain markets exhibit characteristics that merit a deviation from the quantitative models. For example, if political, economic or technical events have led to dislocations that can be exploited.

Systematic Exposure Management. JPMIM adjusts the Portfolio’s exposure to equity, fixed income and real assets based on momentum signals in an effort to reduce overall portfolio volatility and mitigate the effects of extreme market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. Volatility may result from rapid and dramatic price swings. Momentum is the tendency of investments to exhibit persistence in their performance. JPMIM uses momentum signals to identify adverse market environments. JPMIM believes negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre-set threshold determined by a proprietary JPMIM momentum based model, JPMIM will reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the negative momentum. In order to reduce its exposure to a particular asset class JPMIM will primarily use derivatives, but may also sell physical securities. The Portfolio’s exposure to a particular asset class may be reduced to 0% if the momentum indicator becomes sufficiently negative for that asset class. The Portfolio’s exposure to an asset class will be reestablished once the market environment improves and momentum strengthens to surpass a pre-set threshold determined by the proprietary JPMIM model.

The Portfolio will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”) with a nominal value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. This percentage may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. JPMIM expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. JPMIM anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a ten-year maturity.

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4

In implementing its investment strategies, the Portfolio may use derivatives for a variety of purposes. In addition to using Interest Rate Derivatives in the manner described above, the Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage Portfolio characteristics. The Portfolio may also utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Portfolio does not utilize other investment companies to gain exposure to commodities, it may utilize derivatives to gain exposure to commodities. For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.

The Portfolio may invest up to 10% of its total assets in a wholly-owned and controlled subsidiary of the Portfolio, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). JPMIM also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, ETNs and total return swaps. The Portfolio will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

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High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon JPMIM’s analysis of various factors and JPMIM’s ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if JPMIM allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as JPMIM anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks

JPMorgan Global Active Allocation Portfolio

6

associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns.

Tax Risk.    In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information. Because income from certain commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio does not generally expect to invest directly in such instruments. Rather, the Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Bank Loan Risk.    Investments in bank loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling bank loans that are illiquid or are less actively traded. Bank loans are also subject to the risk that issuers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. The Portfolio’s investments in below investment grade loans and other debt securities expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.

Mortgage-backed and Asset-backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to

JPMorgan Global Active Allocation Portfolio

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market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    J.P. Morgan Investment Management Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    The Portfolio is managed by JPMorgan’s Global Multi-Asset Group (“GMAG”). The GMAG team includes Michael Feser, CFA, Managing Director; Anne Lester, Managing Director; Jeffrey A. Geller, Managing Director; Nicole Fazio, CFA, Vice President; Grace Koo, Ph.D., Vice President; and Jonathan Cummings, CFA, Vice President. Each of these team members has managed the Portfolio since its inception.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST

Met Investors Series Trust (the “Trust”) is an open-end management investment company that offers a selection of fifty-five managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Expenses.    Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Interest Rate Swap Risk

Interest rate swaps may in some cases be illiquid, and they may increase credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.

There is no central exchange or market for interest rate swap agreements and they are not subject to government regulation, so they may be difficult to trade or value. Swap participants are not as protected as participants on organized exchanges, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.

The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are

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generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds”, are securities which are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality high yield debt securities that are rated C or below, or (“distressed securities,”) will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Commodities Risk

The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.

Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon JPMIM’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and JPMIM’s ability to select the appropriate mix of asset classes based on its analysis of such factors. JPMIM’s analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if JPMIM allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as JPMIM anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

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Short Sale and Short Position Risk

A Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or a Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss may be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk, such as the risk that the third party to the short position may fail to honor its contractual obligations to the Portfolio, causing a loss to the Portfolio. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions may limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Forward and Futures Contract Risk

The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially

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unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that a counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of

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the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Subsidiary Risk

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to the commodities risks discussed above. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

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Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.

Tax Risk

In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Code, the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments will not be considered qualifying income after September 30, 2006. Because income from commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio generally does not expect to invest directly in such instruments.

As noted above, the Portfolio has exposure to commodity-related instruments through its investments in its Subsidiary. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual profits, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Bank Loan Risk

Investments in bank loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments may also expose the Portfolio to the credit and counterparty risk of the financial

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or other institution from which the Portfolio purchases bank loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some bank loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.

The Portfolio’s investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit risk of their issuers and will expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated investments to make principal and interest payments. Such issuers are also more likely to default on their payments of interest and principal owed than issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.

Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Bonds that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which may impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities

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that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

TIPS and Inflation-Linked Bonds Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the

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rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Derivatives Risk

The Portfolio will invest in derivatives to seek investment exposure to certain asset classes. The Portfolio may also invest in derivatives to enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

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The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Related Risks

Below is information regarding risks related to the primary direct risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objectives

The Portfolio’s stated investment objectives can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.80% on the first $250 million of such assets, plus 0.75% of such assets over $250 million up to $500 million, plus 0.72% of such assets over $500 million up to $750 million, plus 0.70% of such assets over $750 million.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser will be available in the Portfolio’s semiannual report for the period ended June 30, 2012.

Expense Limitation Agreement

In the interest of limiting expenses of the Portfolio until April 30, 2013, MetLife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, MetLife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.25% of average daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to MetLife Advisers the management fees waived or reduced and other expenses assumed and paid by MetLife Advisers during any of the previous five fiscal years, pursuant to the Expense Limitation Agreement, provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual operating expenses of the Portfolio to exceed the percentage limits

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stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio’s total annual operating expenses are less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees.

The total amount of reimbursement to which MetLife Advisers may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by MetLife Advisers and (ii) all other payments previously remitted by MetLife Advisers to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to MetLife Advisers with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by MetLife Advisers to the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

J.P. MORGAN INVESTMENT MANAGEMENT INC., 270 Park Avenue, New York, New York 10017, is the Subadviser to the Portfolio. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2011, JPMIM and its affiliates managed over $1.34 trillion in assets.

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■

The Portfolio is managed by JPMIM’s Global Multi-Asset Group. The members of the GMAG team responsible for management and oversight of the Portfolio are Michael Feser, CFA, Managing Director; Anne Lester, Managing Director; Jeffrey A. Geller, Managing Director; Nicole Fazio, CFA, Vice President; Grace Koo, Ph.D., Vice President; and Jonathan Cummings, CFA, Vice President. In their capacities as members of the portfolio management team, Mr. Feser, Ms. Lester, Mr. Geller, Ms. Fazio, Ms. Koo and Mr. Cummings and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Portfolio.

■	Mr. Feser, CFA, Managing Director, has been an employee of JPMIM since 1994 and is head of quantitative research and portfolio management for GMAG, based in New York.

■	Ms. Lester, Managing Director, has been an employee of JPMIM since 1992 and a member of GMAG since 2000.

■

Mr. Geller, Managing Director, is CIO for the Americas of GMAG. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee.

■	Ms. Fazio, CFA, Vice President, has been an employee of JPMIM and a member of GMAG since 2003.

■	Ms. Koo, Ph.D., Vice President, has been an employee of JPMIM since 2007 and a member of GMAG since 2011.

■	Mr. Cummings, CFA, Vice President, has been an employee of JPMIM since 2005 and a member of GMAG since 2007.

Distribution Plan

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares are limited to 0.25% of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports that show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor

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control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares of the Portfolio only to the Separate Accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

Market Timing

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Trust’s portfolios, including the Portfolio, that may be harmful to long-term investors or otherwise disruptive to the management of the portfolios (“market timing”), including (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) trading that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets. The Trust is not intended for investment by market timers. The Trust does not

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knowingly accommodate market timing in the portfolios and, to the Trust’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, MetLife Advisers believes that a portfolio’s cash flows may reflect market timing and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on market timing.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of the Portfolio and there is evidence of market timing in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from market timing, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Market timing may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Market timing may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, market timing may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds (commonly known as “junk bonds”).

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Valuation of Shares

The Portfolio’s net asset value (“NAV”) per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio. The Subsidiary’s investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this NAV.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company or, in the case of an ETF, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

1-800-638-7732

Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the Annual and Semiannual Reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-10183

MET INVESTORS

S E R I E S     T R U S T

Schroders Global Multi-Asset Portfolio

Class B Shares

PROSPECTUS

April 23, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Schroders Global Multi-Asset Portfolio

PORTFOLIO SUMMARY:

Investment Objectives

Seeks capital appreciation and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2012, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.66%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses*	0.12%

Total Annual Portfolio Operating Expenses	1.03%
* Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class B
1 Year	$106
3 Years	$329

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. While the Portfolio has not commenced operations as of the date of this Prospectus, it is anticipated that the Portfolio’s turnover rate will typically exceed 100%.

Principal Investment Strategies

The Portfolio’s subadviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”), along with its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) pursues the Portfolio’s investment objective through a flexible asset allocation approach driven by thematic and tactical ideas. The Portfolio also employs various techniques to control portfolio volatility.

Schroders allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. The Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may also invest up to 10% of its total assets in any combination of the following alternative asset classes: emerging market equities, bonds and currencies, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.

The Portfolio is expected, under normal circumstances, to have a strategic allocation to global equities in the range of 40%-70% (the “Equity Component”), fixed income securities in the range of 20%-50% (the “Fixed Income Component”), and alternative assets (as described above) in the range of 0%-10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%-20%. The allocation will be dynamically adjusted within these ranges as market conditions change. Combined investments in the Equity Component and the Alternative Component are limited to 80% of the Portfolio’s assets at the time of investment.

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Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure among the various asset classes in the Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment objective.

The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities, either by investing directly in such instruments, or indirectly by investing in a subsidiary as discussed below. The Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.

In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize the Portfolio’s exposure to stocks having a higher probability of good performance—and avoid or underweight stocks with a higher probability of poor performance.

The Fixed Income Component consists of investment grade U.S. and non-U.S. corporate and government securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this though detailed credit analysis that uses the firm’s fixed income and equity fundamental research to gain a full perspective of the issuer and its capital structure.

Schroders will seek to limit the annual total volatility of the Portfolio to 10% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. Volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will systematically employ a volatility cap mechanism which seeks to limit the Portfolio volatility. In seeking to limit the Portfolio volatility, Schroders expects to use liquid equity futures as the principal tool to reduce equity exposure.

The Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.

The Portfolio will use a combination of interest rate swaps, interest rate futures, treasury futures and total return swaps (“Interest Rate Derivatives”) with a nominal value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. This percentage may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. The Adviser expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. The Adviser anticipates that under normal market conditions these Interest Rate Derivatives will have a maturity of approximately 10 years.

For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. The Portfolio will maintain a significant percentage of its assets in cash and cash equivalents (expected under normal market conditions to be approximately 10%-15% of the Portfolio’s assets), which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

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The Portfolio may invest up to 10% of its total assets in a wholly-owned and controlled subsidiary of the Portfolio, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). Schroders also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, exchange-traded notes and total return swaps. The Portfolio will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium, or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do

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not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivative or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Asset Allocation Risk.    The investment performance of the Portfolio may be adversely affected if the Portfolio allocates a significant portion of its assets to an asset class or a subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. The Portfolio may experience losses or poor performance if the Subadviser’s allocation decisions do not perform as intended or the Subadviser’s assessment of a particular asset class or subset of an asset class proves incorrect.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Mortgage-backed and Asset-backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the

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Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns.

Tax Risk.    In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information. Because income from certain commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio does not generally expect to invest directly in such instruments. Rather, the Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Past Performance

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Schroders (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Johanna Kyrklund, Head of Multi-Asset Investments, Michael Hodgson, Head of Structuring, and Philip Chandler, Multi-Asset Portfolio Manager, all with the Subadviser, have managed the Portfolio since its inception.

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Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST

Met Investors Series Trust (the “Trust”) is an open-end management investment company that offers a selection of fifty-five managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Expenses.    Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and

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consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Interest Rate Swap Risk

Interest rate swaps may in some cases be illiquid, and they may increase credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.

There is no central exchange or market for interest rate swap agreements and they are not subject to government regulation, so they may be difficult to trade or value. Swap participants are not as protected as participants on organized exchanges, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.

The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held

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by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements, or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Commodities Risk

The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.

Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.

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Asset Allocation Risk

The Portfolio’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Subadviser. The investment performance of the Portfolio may be adversely affected if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. In addition, the Subadviser’s assessment of the relative value of a particular asset class or subset of an asset class may prove incorrect, resulting in the Portfolio experiencing losses or poor performance. The Portfolio may underperform portfolios that do not allocate assets among various asset classes or that do not adjust the allocations over time.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

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Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

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If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

TIPS and Inflation-Linked Bonds Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds”, are securities which are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or

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interest at the time of acquisition by the Portfolio or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality high yield debt securities that are rated C or below, or (“distressed securities,”) will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Subsidiary Risk

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to the commodities risks discussed above. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.

Tax Risk

In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Code, the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments will not be considered qualifying income after September 30, 2006. Because income from commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio generally does not expect to invest directly in such instruments.

As noted above, the Portfolio has exposure to commodity-related instruments through its investments in its Subsidiary. The Portfolio’s investment in the Subsidiary is expected to

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provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual profits, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Credit Default Swap Risk

Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may in some cases be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.

As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject

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to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets on its books in an amount equal to the full notational amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.

Derivatives Risk

The Portfolio will invest in derivatives to seek investment exposure to certain asset classes. The Portfolio may also invest in derivatives to enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue

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to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Short Sale and Short Position Risk

A Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or a Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss may be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk, such as the risk that the third party to the short position may fail to honor its contractual obligations to the Portfolio, causing a loss to the Portfolio. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions may limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.

Related Risks

Below is information regarding risks related to the primary direct risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objectives

The Portfolio’s stated investment objectives can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.68% of the first $100 million of such assets, plus 0.66% of such assets over $100 million up to $250 million, plus 0.64% of such assets over $250 million up to $750 million, plus 0.62% of such assets over $750 million up to $1.5 billion, plus 0.60% of such assets over $1.5 billion.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment subadvisory agreement with the Subadviser will be available in the Portfolio’s semiannual report for the period ended June 30, 2012.

Expense Limitation Agreement

In the interest of limiting expenses of the Portfolio until April 30, 2013, MetLife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, MetLife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.10% of average daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to MetLife Advisers the management fees waived or reduced and other expenses assumed and paid by MetLife Advisers during any of the previous five fiscal years, pursuant to the Expense Limitation Agreement, provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without

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causing the total annual operating expenses of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio’s total annual operating expenses are less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees.

The total amount of reimbursement to which MetLife Advisers may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by MetLife Advisers and (ii) all other payments previously remitted by MetLife Advisers to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to MetLife Advisers with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by MetLife Advisers to the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 875 Third Ave, New York, NY 10022, serves as the Subadviser to the Portfolio, along with its affiliate, Schroder Investment Management North America Limited. Schroders, through its

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predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $291 billion under management as of December 31, 2011.

The following individuals are responsible for managing the Portfolio:

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Johanna Kyrklund is the Head of Multi-Asset Investments. She has been responsible for the Portfolio since inception and has been with Schroders since 2007. She is a member of the Global Asset Allocation Committee, and is responsible for investment on behalf of North America, U.K. and European Multi-Asset clients.

■

Michael Hodgson is the Head of Structuring. He has been responsible for the Portfolio since inception and has been with Schroders since 2011. Prior to joining Schroders, he was at ABN AMRO Bank NV / Royal Bank of Scotland NV from 2004 to 2010 where he was Global Head of Equity Derivatives Structuring and Head of Fund Derivatives Trading and Structuring.

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Philip Chandler is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since inception and has been with Schroders since 2003. He is responsible for investment on behalf of North American Multi-Asset clients.

Distribution Plan

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares are limited to 0.25% of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of

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Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports that show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to

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distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

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Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares of the Portfolio only to the Separate Accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

Market Timing

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Trust’s portfolios, including the Portfolio, that may be harmful to long-term investors or otherwise disruptive to the management of the portfolios (“market timing”), including (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) trading that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the portfolios and, to the Trust’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio

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manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, MetLife Advisers believes that a portfolio’s cash flows may reflect market timing and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on market timing.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of the Portfolio and there is evidence of market timing in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from market timing, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Market timing may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Market timing may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, market timing may increase portfolio expenses. For

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example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds (commonly known as “junk bonds”).

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Valuation of Shares

The Portfolio’s NAV per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio. The Subsidiary’s investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this NAV.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced

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at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company or, in the case of an ETF, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

1-800-638-7732

Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the Annual and Semiannual Reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-10183

MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

800-638-7732

Statement of Additional Information

April 23, 2012

Invesco Balanced-Risk Allocation Portfolio

JPMorgan Global Active Allocation Portfolio

Schroders Global Multi-Asset Portfolio

This Statement of Additional Information provides supplementary information pertaining to shares of three investment portfolios (“Portfolios”) of Met Investors Series Trust (the “Trust”), an open-end management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated April 23, 2012 for the Class B shares of the Portfolios listed above. The Summary Prospectuses and the Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-638-7732.

Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this Statement of Additional Information.

Asset-Backed Securities

As indicated in Appendix A, certain Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Bank Capital Securities

As indicated in Appendix A, certain Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some bank capital securities take the form of trust preferred securities. Other bank capital securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

Bonds

As indicated in Appendix A, certain Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio’s Subadviser would consider such events in the determining whether the Portfolio should continue to hold it.

Brady Bonds

As indicated in Appendix A, certain Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Obligations

As indicated in Appendix A, certain Portfolios may invest in collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CDOs, CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities

As indicated in Appendix A, certain Portfolios may invest in convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.

Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio’s Subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.

Credit Default Swaps

As indicated in Appendix A, certain Portfolios may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

In addition to using credit default swaps for hedging purposes, the JPMorgan Global Active Allocation Portfolio and the Schroders Global Multi-Asset Portfolio may also use credit default swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the credit default swap at its notional amount or at market value depending on the applicable investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Credit Default Swap Agreements. The Schroders Global Multi-Asset Portfolio may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over the counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Credit Linked Notes (“CLNs”)

As indicated in Appendix A, certain Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Depositary Receipts

As indicated in Appendix A, certain Portfolios may invest in depositary receipts. A Portfolio may purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. ADRs, GDRs and EDRs, like other depositary receipts, are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Dollar Rolls

As indicated in Appendix A, certain Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Subadviser or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Event-Linked Bonds

As indicated in Appendix A, certain Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Exchange Traded Grantor Trusts

As indicated in Appendix A, certain Portfolios may invest in exchange traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like exchange-traded funds (“ETFs”), ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk and risks associated with a lack of active management.

ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.

Exchange-Traded Notes

As indicated in Appendix A, certain Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Floaters

As indicated in Appendix A, certain Portfolios may invest in floaters. Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency Transactions

As indicated in Appendix A, certain Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Certain Portfolios may invest in the following types of foreign currency transactions:

Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or to protect against uncertainty in the level of future exchange rates. The Subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s Subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the Portfolio’s earmarking of liquid assets or by the segregation with the Trust’s custodian of liquid assets, and such positions will be marked to market daily.

In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When the Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Direct Hedge. If the Subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.

At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio’s Subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the swap transaction.

A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Subadvisers believe such obligations do not constitute “senior securities” under the Investment Company Act of 1940 (the “1940 Act”) and accordingly, the Subadvisers will not treat them as being subject to a Portfolio’s borrowing restrictions under the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

In addition to engaging in foreign currency transactions for hedging purposes, the Schroders Global Multi-Asset Portfolio may enter into foreign currency transactions for other investment purposes.

Foreign Securities

As indicated in Appendix A, certain Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

Forward Commitments, When-Issued and Delayed Delivery Securities

As indicated in Appendix A, certain Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its Subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

High Yield, High Risk Debt Securities

As indicated in Appendix A, certain Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s Investors Service, Inc. (“Moody’s”), BB or B by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or BB or B by Fitch Ratings (“Fitch”) (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Subadviser’s own credit analysis.

Lower quality fixed income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.

A Portfolio may invest in high yield debt securities that are rated C or below, or “distressed securities.” Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.

In determining suitability of investment in a particular unrated security, the Subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments

As indicated in Appendix A, certain Portfolios may invest in hybrid instruments. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Commodity-Linked Securities. Commodity-linked securities provide exposure to the commodities markets. Commodity-linked securities are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked securities may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Generally, a Portfolio will only invest in commodity-linked securities that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Illiquid Securities or Non-Publicly Traded Securities

As indicated in Appendix A, certain Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio that are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board of Trustees or its delegates will be monitored by each Portfolio’s Subadviser on an ongoing basis, subject to the oversight of MetLife Advisers, LLC (the “Adviser”). In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Securities eligible for resale pursuant to Rule 144A will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board of Trustees or its delegates determines that these securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Inflation-Indexed Bonds

As indicated in Appendix A, certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Indexed Securities

As indicated in Appendix A, certain Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

Interest Rate Transactions

As indicated in Appendix A, certain Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts and (5) put and call options on interest rate futures contracts.

Interest Rate Swaps and Related Caps and Floors. Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Subadvisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Except as described in “Investment Restrictions—Operating Policies,” generally, a Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Subadviser. For a description of the NRSROs and their ratings, see Appendix B. If there is a default by the counterparty, a

Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In addition, with respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio’s net obligations, if any.

In addition to using interest rate swaps for hedging purposes, the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio and the Schroders Global Multi-Asset Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Interest Rate Swap Agreements. The Schroders Global Multi-Asset Portfolio may purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Purchase and Sale of Interest Rate Futures Contracts. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.

The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

A Portfolio will enter into interest rate futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marché à Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

With respect to interest rate futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to interest rate futures contracts that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled interest rate futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the interest rate futures contract.

Options on Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options on such futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, the Schroders Global Multi-Asset Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes.

Investment Grade Corporate Debt Securities

As indicated in Appendix A, certain Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix B for a description of the various securities ratings.

Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its Subadviser to evaluate potential investments. Among the factors that a Portfolio’s Subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends.

Money Market Securities

As indicated in Appendix A, certain Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

Other money market securities in which a Portfolio may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s Subadviser.

The JPMorgan Global Active Allocation Portfolio may invest in money market instruments rated “A-3” by Standard  & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch.

Mortgage-Backed Securities

As indicated in Appendix A, certain Portfolios may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.

In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Roll Transactions

As indicated in Appendix A, certain Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Subadviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Fixed Income Securities

As indicated in Appendix A, certain Portfolios may invest in municipal fixed income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s Subadviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s Subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the Portfolio’s investment objectives and policies.

Options and Futures Strategies

As indicated in Appendix A, certain Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, U.S. Treasury futures contracts and commodity futures contracts and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.

The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust’s custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio’s obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust’s custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio’s obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio’s Subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the JPMorgan Global Active Allocation Portfolio and the Schroders Global Multi-Asset Portfolio may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

Options on Stock Index Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.

In connection with transactions in stock index options and stock index futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to using options on stock index futures for hedging purposes, the JPMorgan Global Active Allocation Portfolio may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its Subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission (“SEC”) considers over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio’s Subadviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies

As indicated in Appendix A, certain Portfolios may invest in the securities of other investment companies. Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including ETFs such as Standard & Poor’s Depository Receipts (“SPDRs”) and iSharesSM as defined below but excluding money market funds that comply with certain requirements of Rule 12d1-1 of the 1940 Act) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Each Portfolio is subject to the above investment restrictions unless the ETF or the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the 10%, 5% and 3% limitations set forth in the 1940 Act, subject to certain terms and conditions, including that the Portfolio enter into an agreement with an ETF or other investment company before investing in such ETF or other investment company in excess of the 1940 Act limitations. In addition, certain ETFs also have obtained similar exemptive orders from the SEC.

Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Subadviser’s judgment, the potential benefits exceed associated costs.

Exchange-traded funds (“ETFs”). Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end investment companies or unit investment trusts (“UITs”). Unlike typical open-end investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.

There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Barclays Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).

Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired.

There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.

Common examples of ETFs include SPDRs, iShares, Vanguard ETFs, and ProShares ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI and the relevant prospectus, invest in these and other ETFs.

Portfolio Turnover

The Portfolios’ Subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the Subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

Turnover Rate	Portfolio
Over 100%	Invesco Balanced-Risk Allocation Portfolio
Over 100%	JPMorgan Global Active Allocation Portfolio
Over 100%	Schroders Global Multi-Asset Portfolio

A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

Preferred Stocks

As indicated in Appendix A, certain Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Trust Preferred Securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Real Estate Investments

As indicated in Appendix A, certain Portfolios may make investments related to real estate (“Real Estate Investments”), including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”).

Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Recent Events

Over the past few years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and Subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. There have been rising delinquency rates in loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the mortgage- and asset-backed securities market, especially the sub-prime market. These events may increase the risk associated with these investments, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

Repurchase Agreements

As indicated in Appendix A, certain Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s Subadviser, pursuant to guidelines adopted by the Adviser. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Reverse Repurchase Agreements

As indicated in Appendix A, certain Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during the period a reverse repurchase agreement is held, it may adversely affect the Portfolio’s net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and to the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets as described above, such transactions would be subject to a Portfolio’s limitations on borrowings.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

As indicated in Appendix A, certain Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Low Exercise Price Call Warrants. Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Securities Loans

As indicated in Appendix A, certain Portfolios may make loans of portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, such as money market fund securities.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. While the securities are on loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with securities traded on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Adviser or Subadviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Senior Loans and Other Direct Indebtedness

As indicated in Appendix A, certain Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the Adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

A Portfolio may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.

A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies.

Regulatory Changes Affecting Senior Loans. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contract, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.

Short Sales

As indicated in Appendix A, certain Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

Certain Portfolios as indicated in Appendix A also may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Standby Commitment Agreements

As indicated in Appendix A, certain Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Structured Notes

As indicated in Appendix A, certain Portfolios may invest in or have exposure to structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be subject to the limitations of the 1940 Act on the ownership of shares of investment companies. See “Other Investment Companies” above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps

As indicated in Appendix A, certain Portfolios may invest in swap contracts that reference certain indices (fixed income indices, stock indices, commodity indices and prices and total return on interest rate indices), and may also invest in equity total return swaps, swaps on bond futures, swaps on commodity futures, swaps on futures (including, but not limited to, equity futures and equity index futures) and inflation swaps. Swap contracts are derivatives in the form of a contract or other similar instrument. Swap contracts involve an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed-upon notional amount. The term “specified index” includes, but is not limited to, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.

A Portfolio may enter into certain swap transactions on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Subadvisers believe such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the Subadviser will not treat them as being subject to a Portfolio’s borrowing restrictions. A Portfolio may enter into over-the-counter swap transactions with counterparties that are approved by the Subadvisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Subadviser is incorrect in its forecasts of market values and other applicable factors, the investment performance of the Portfolio would likely be less favorable than it would have been if swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Over the past year, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Act to create a new, comprehensive regulatory framework for swaps transactions, and are expected to continue to develop and finalize additional rules through 2012. Under the new regulations, certain swaps transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Portfolios engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Portfolios.

Trade Claims

As indicated in Appendix A, certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities

As indicated in Appendix A, certain Portfolios may invest in U.S. government securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (“PIK”) Bonds

As indicated in Appendix A, certain Portfolios may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

The prospectuses for the Portfolios set forth the types of investments that will be made by each Portfolio, as well as those made by each Portfolio’s Subsidiary (as defined below), and explain that each Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

The following eight fundamental policies relate to each Portfolio:

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets: (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Invesco Balanced-Risk Allocation Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

3.	Concentration

Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio and the Schroders Global Multi-Asset Portfolio from investing up to 25%, 10% and 10% of their respective total assets in their respective Subsidiaries (defined below in “Management of the Trust—Cayman Subsidiary”). No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

(2)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(3)	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

(4)	Invest in companies for the purpose of exercising management or control.

Operating Policies

Borrowing. With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3 % of its total assets, taken at market value. A Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. To the extent that a Portfolio’s positions in reverse repurchase agreements are fully covered through the segregation of liquid assets, such positions are not subject to the above limitations on borrowing.

Foreign Currency Transactions. With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s Subadviser. The Portfolios, with the exception of the Invesco Balanced-Risk Allocation Portfolio and the Schroders Global Multi-Asset Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. The Invesco Balanced-Risk Allocation Portfolio and the Schroders Global Multi-Asset Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

Swaps. With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s Subadviser.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

Investment Limitations

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable Subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

PERFORMANCE INFORMATION

Total return and yield will be computed as described below.

Total Return

Each Portfolio’s “average annual total return” figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders’ accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the investor’s variable life insurance policy or variable annuity contract (the “Contract”).

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio’s investments and expenses. Consequently, a Portfolio’s performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

From time to time, the Trust may quote a Portfolio’s yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The 30-day yield for a Portfolio will be calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b+1)6-1]

          cd

Where:	a =	dividends and interest earned during the period
	b =	expenses accrued for the period (net of reimbursements)
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
	d =	the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable “a” in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Yield information is useful in reviewing a Portfolio’s performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios’ investment portfolios, portfolio maturity, operating expenses and market conditions.

Shareholders should recognize that in periods of declining interest rates a Portfolio’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio’s investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made.

PORTFOLIO TRANSACTIONS

Subject to the supervision and control of the Adviser and the Trustees of the Trust, each Portfolio’s Adviser or Subadviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser or Subadviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Adviser or Subadviser, as applicable, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser or Subadviser, as applicable, considers, among other factors, the firm’s reliability, the quality of its execution services on a continuing basis, confidentiality (including trade anonymity), and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Adviser or Subadvisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser or Subadviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio’s Adviser or Subadviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser or Subadviser by supplementing the Adviser’s or Subadviser’s research.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, certain Subadvisers may receive research services from many broker-dealers with which the Subadviser places the Portfolio’s transactions. Certain Subadvisers may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, includes such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Certain Subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

As noted above, certain Subadvisers may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Adviser to cause Subadvisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the

Management Agreement (as defined below) (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio’s gross expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Adviser to the Portfolio.

A Subadviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio’s Subadviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Subadviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio’s Subadviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Subadviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

Certain Subadvisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trust, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is are referred to as “Interested Trustees.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board and serve until their removal or resignation in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees

Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Trustee, Metropolitan Series Fund (“MSF”)***; various MetLife-affiliated boards.

Keith M. Schappert** (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management.	88	Since 2009, Trustee, MSF***; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds***.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees

Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	88	Since 2012, Trustee, MSF***; Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	55	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert J. Boulware (55)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	88	Since 2012, Trustee, MSF***; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Daniel A. Doyle, CFA (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	88	Since 2012, Trustee, MSF***; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management.	88	Since 2012, Trustee, MSF***.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	88	Since 2003, Trustee, MSF***; since 2009, Director, THL Credit, Inc.***; since 1997, Director, Avid Technology, Inc.***; since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company)***.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (64)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	88	Since 2000, Trustee, MSF***; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Trustee, MSF***; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Mr. Schappert is an interested person of the Trust because of his holdings of certain securities and other instruments of one or more subadvisers to the Trust’s Portfolios. It is anticipated that Mr. Schappert will have an “interested” status for a limited period of time.
***	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)

Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.

(2)	The Fund Complex includes 55 portfolios, each a series of the Trust, and 33 portfolios, each a series of MSF.

Cayman Subsidiary

Each of the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio and the Schroders Global Multi-Asset Portfolio may invest up to 25%, 10% and 10%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the Portfolio, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”). The directors of each Subsidiary are Ms. Forget, Mr. Gangolf and Mr. Tupper. Biographical information for Ms. Forget, Mr. Gangolf and Mr. Tupper is provided in the above table.

Board Leadership Structure

The Board of Trustees is composed of eight Independent Trustees and two Interested Trustees. Elizabeth M. Forget, an Interested Trustee, is Chairman of the Board of Trustees. The Trust has historically had a lead Independent Trustee of the Board who is elected by the Independent Trustees. Ms. Forget oversees the day-to-day business affairs of the Trust and communicates and consults with such lead Independent Trustee regularly on various issues involving the management and operations of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by separate, independent legal counsel. The Trust’s lead Independent Trustee serves as Chair for those meetings. Currently, Stephen M. Alderman serves as the lead Independent Trustee. The Board expects to consider various Board leadership and structural issues during upcoming Board meetings, including the potential election of a new lead Independent Trustee.

The following disclosure describes the Board’s standing Committees as of the date of this SAI. As a result of the addition of new Trustees to the Board, and in connection with an effort to align substantially the leadership structure of the Board with that of the Board of Trustees of MSF, the leadership structure of the Board and the structure, composition, types and/or number of the Trust’s standing Committees described below may change.

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee. The Trust has a standing Audit Committee consisting of all of the Independent Trustees. The Audit Committee’s function is to: recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held 5 meetings during the fiscal year ended December 31, 2011.

The Trust has a Nominating, Governance and Compensation Committee consisting of all the Independent Trustees. The Nominating, Governance and Compensation Committee’s function is to: nominate and evaluate Independent Trustee candidates and review the compensation arrangement for each of the Trustees; review and evaluate the Committee structure of the Board and make recommendations to the Board respecting any changes to existing Committees or for additional Committees; periodically review the Board’s governance practices, Independent Trustee compensation and ongoing Trustee education; lead the Board’s annual self-assessment process; and review and oversee service providers that the Independent Trustees have engaged to assist them, including the performance of, and independence of, legal counsel to the Independent Trustees. Given the nature of the Trust, in that its assets are used solely as funding options in variable annuity and life insurance contracts issued by MetLife-affiliated insurance companies, the current practice of the Nominating, Governance and Compensation Committee is to not consider nominees recommended by Contract holders. The Nominating, Governance and Compensation Committee held 4 meetings during the fiscal year ended December 31, 2011.

The Trust has two Investment Performance Committees consisting solely of the Independent Trustees. Certain of the Trustees serve on Investment Performance Committee A and the remaining Trustees serve on Investment Performance Committee B. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Subadvisers to those Portfolios. Each Investment Performance Committee reports to the full Board regarding the activities and findings of the Committee. Investment Performance Committees A and B each held 4 meetings during the fiscal year ended December 31, 2011.

The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier, Kristi Slavin, Peter Duffy, Alan Leland, Terrence Santry and Allison Troiani and such other officers of the Trust and the Adviser as are deemed necessary by Ms. Forget, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin, Mr. Duffy, Mr. Leland, Mr. Santry or Ms. Troiani from time to time, each of whom shall serve as members of the Valuation Committee at the pleasure of the Board of Trustees. The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided pursuant to and in accordance with the Trust’s Valuation Policies and Procedures. The Valuation Committee held 128 meetings during the fiscal year ended December 31, 2011.

The Board believes that having a super-majority of Independent Trustees on the Board, coupled with an Interested Chairman and a Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include: (i) the extensive oversight provided by the Trust’s Adviser, MetLife Advisers, over the unaffiliated Subadvisers that conduct the day-to-day management of the Portfolios of the Trust; (ii) the extent to which the work of the Board is conducted through the standing Committees; (iii) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of any Interested Trustee; and (iv) Ms. Forget’s additional roles as the Chief Executive Officer of MetLife Advisers and the senior executive at MetLife, Inc. with responsibility for the fund selection in MetLife’s variable insurance products, which enhance the Board’s understanding of the operations of the Adviser and the role played by the Trust in MetLife’s variable products.

Board Oversight of Trust Risk

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Audit Committee considers risks related to financial reporting and controls. The Investment Committees consider investment performance risks of the Portfolios and the use by the Subadvisers of various investment techniques.

Under the multi-manager structure used by the Trust, the Trust’s Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various unaffiliated Subadvisers. Each Subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Adviser, and the Subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trust as a whole. For instance, the Adviser, and the Subadvisers, as appropriate, report to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Portfolios. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings, and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. For instance, the Board has adopted a derivatives policy for the Portfolios whereby the Adviser oversees the use by the Subadvisers of derivative instruments, and appropriate Subadvisers are called upon to provide quarterly reporting to the Board concerning their derivatives use for the Portfolios. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Adviser and Subadvisers, as applicable.

Experience of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trust; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s recent prior professional experience is summarized in the table above.

In respect of Mses. Hawthorne and Strumpf and Mr. Shappert, in addition to the general considerations described below, the Board also considered their years of service as trustees of MSF, as well as their knowledge of the operations and business of MSF. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustees

Ms. Forget has served as Chairman of the Board for twelve years, while also acting as President of the Adviser. Ms. Forget also acts as Senior Vice President of MetLife, Inc. Those positions entail significant responsibilities for the operations of the Trust and its Portfolios, including oversight of the Subadvisers and the other service providers of the Trust.

Mr. Schappert began serving as a Trustee of the Trust in 2012. Mr. Schappert has served for three years as an Independent Trustee of MSF, which is also advised by the Adviser. Mr. Schappert has substantial experience serving as an executive in the investment management industry with entities unaffiliated with the Adviser, having held executive positions at several large investment management companies.

Independent Trustees

Mr. Alderman has twelve years of experience serving as an Independent Trustee of the Trust, including six years of experience serving as the Lead Independent Trustee. Those positions have provided Mr. Alderman, a practicing attorney, with knowledge of the operations and business of the Trust and its Portfolios, and have called upon him to exercise leadership and analytical skills.

Mr. Borsting has twelve years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and its Portfolios. Mr. Borsting has significant experience regarding the financial services industry, having been Professor and Dean of the Marshall School of Business of the University of Southern California since 1988. Previously he was Dean of the University of Miami business school and chief financial officer of the Department of Defense. Mr. Borsting has also served at various times on eight public company boards (including service as audit committee chair of several).

Mr. Boulware has served for four years as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and its Portfolios. Mr. Boulware has significant experience in the financial services industry, having been, among other things, President and Chief Executive Officer of ING Fund Distributor, LLC. In that position, Mr. Boulware supervised a securities distribution system similar to that used with respect to the variable insurance contracts that are funded by the Trust.

Mr. Doyle has served for five years as an Independent Trustee of the Trust and for three years was the Chairman of the Audit Committee. Those positions have provided him with the knowledge of the operations and business of the Trust and its Portfolios. Mr. Doyle has significant public accounting experience, having been a manager at a large public accounting firm, as well as experience as Vice President and Chief Financial Officer of a public utility company.

Ms. Gause has served for four years as an Independent Trustee of the Trust. That position has provided her with knowledge of the operations and business of the Trust and its Portfolios. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Allianz Dresdner Asset Management. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds that are similar to the Portfolios.

Ms. Hawthorne began serving as an Independent Trustee of the Trust in 2012. Ms. Hawthorne has served for nine years as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Hawthorne served on the Board of Trustees of New England Zenith Fund, which combined its operations with MSF in 2003. Ms. Hawthorne also has significant experience in leadership positions with publicly traded companies, having served as a trustee/director of several publicly traded companies. Ms. Hawthorne also has held executive positions at a corporate advisor, a computer software company, and a cable television company.

Ms. Strumpf began serving as an Independent Trustee of the Trust in 2012. Ms. Strumpf has served for twelve years as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Strumpf has extensive investment experience, having held executive positions with several large charitable foundations and trusts, as well as with a large life insurance company.

Ms. Vroegop has served for twelve years as an Independent Trustee of the Trust. That position has provided her with knowledge of the operations and business of the Trust and its Portfolios. Ms. Vroegop has served since 2009 as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Vroegop has significant experience in the financial services industry, having been, among other things, Managing Director for Dresdner RCM Global Investors, the investment adviser of various registered open-end funds that are similar to the Portfolios.

Compensation of the Trustees

Each Trustee, who is not an employee of the Adviser or any of its affiliates, currently receives from the Trust an annual retainer of $125,000 ($31,250 per quarter) plus (i) an additional fee of $15,000 for each regularly scheduled Board meeting attended, Committee meeting and private Independent Trustee meeting attended, (ii) $15,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Independent Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Committee each receive a supplemental annual retainer of $35,000, $20,000, $20,000 and $15,000 respectively.

As of December 31, 2008, the Trust adopted a Deferred Fee Agreement. The Deferred Fee Agreement enables participating Independent Trustees to align their interests with those of the Portfolios and the Portfolios’ shareholders without having to purchase one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trust are offered. The Deferred Fee Agreement provides each Independent Trustee the option to defer payment of all or part of the fees payable for such Trustee’s services and thereby to share in the experience alongside Trust shareholders, as any compensation deferred by a participating Independent Trustee will increase or decrease depending on the investment performance of the portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or MSF, as designated by the participating Trustee. Payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.

The table below sets forth the compensation paid to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2011.

Name of Person, Position	Aggregate Compensation from Trust(1)(2)	Total Compensation From Fund Complex+ Paid to Trustees
Interested Trustees
Elizabeth M. Forget, President and Trustee	None	None
Keith M. Schappert, Trustee	None	$195,000

Independent Trustees
Stephen M. Alderman, Trustee	$230,000	$230,000
Jack R. Borsting, Trustee	$195,000	$195,000
Robert Boulware, Trustee	$195,000	$195,000
Daniel A. Doyle, Trustee	$212,500	$212,500
Susan C. Gause, Trustee	$210,000	$210,000
Nancy Hawthorne, Trustee	None	$200,000
Linda B. Strumpf, Trustee	None	$200,000
Dawn M. Vroegop, Trustee	$227,500	$432,500

+	The Fund Complex includes the Trust (54 portfolios as of December 31, 2011) and MSF (34 portfolios as of December 31, 2011).

(1)

Certain Trustees have elected to defer all or part of their total compensation for the year December 31, 2011 under the Trust’s Deferred Fee Agreement and/or MSF’s Deferred Compensation Plan. As of December 31, 2011, Mr. Borsting, Mr. Boulware, Ms. Gause, and Ms. Vroegop had accrued $131,284, $344,742, $620,987 and $139,693, respectively, under the Trust’s Deferred Fee Agreement.

(2)	None of the Trustees receives pension or retirement benefits from the Trust, any of its subsidiaries or other funds in the Fund Complex.

Indemnification of Trustees and Officers

The Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees’ Share Ownership

The following table states the dollar range of equity securities beneficially owned by each Trustee in the Trust’s Portfolios and in the MetLife Funds Complex as of December 31, 2011. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2011, held through the Trust’s Deferred Fee Agreement discussed above and does not represent actual ownership of the specified Portfolio’s shares.

Name of Trustee	Dollar Range of Equity Securities in the Trust’s Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustee in MetLife Funds Complex
Interested Trustees
Elizabeth M. Forget	MetLife Growth Strategy Portfolio	$10,001-$50,000(1)	$10,001-$50,000

Keith M. Schappert	None		None

Name of Trustee	Dollar Range of Equity Securities in the Trust’s Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustee in MetLife Funds Complex
Independent Trustees
Stephen M. Alderman	MetLife Moderate Strategy Portfolio	Over $100,000(1)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$10,001-$50,000(1)

Jack R. Borsting	None		Over $100,000

Robert Boulware	American Funds Bond Portfolio	Over $100,000	Over $100,000

Daniel A. Doyle	American Funds Growth Portfolio	Over $100,000(1)	Over $100,000
	Clarion Global Real Estate Portfolio	$10,001-$50,000(1)
	PIMCO Total Return Portfolio	$10,001-$50,000(1)
	Third Avenue Small Cap Value Portfolio	$10,001-$50,000(1)

Susan C. Gause	Harris Oakmark International Portfolio	$10,001-$50,000(1)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$1-$10,000(1)
	PIMCO Total Return Portfolio	Over $100,000
	T. Rowe Price Mid Cap Growth Portfolio	$1-$10,000(1)

Nancy Hawthorne	None		$50,001-$100,000(2)

Linda B. Strumpf	None		Over $100,000(2)

Dawn M. Vroegop	Loomis Sayles Global Markets Portfolio	$50,001-$100,000	Over $100,000
	Met/Franklin Templeton Founding Strategy Portfolio	$50,001-$100,000
	PIMCO Total Return Portfolio	$10,001-$50,000

(1)

Represents ownership, as of December 31, 2011, of insurance products that utilize the Trust’s Portfolios as investment vehicles. Shares of the Trust’s Portfolios may not be held directly by individuals.

(2)	Represents ownership, as of December 31, 2011, in each Portfolio held through MSF’s Deferred Compensation Plan.

As of December 31, 2011, the Officers and Trustees of the Trust as a group owned less than one percent of the outstanding shares of the Trust.

Proxy Voting Policies and Procedures

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Subadviser. Appendix C to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ Subadvisers.

Proxy Voting Records

The Adviser and each of the Subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust’s portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser’s or, as applicable, the Subadviser’s Chief Compliance Officer, or persons designated by the Trust’s Chief Compliance Officer (each, an “Authorized Person”) are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these policies and procedures, the Adviser or the Subadviser may disclose a Portfolio’s portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust’s policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust’s service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Adviser or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

In accordance with the aforementioned procedures, the Adviser, the Subadvisers and/or their affiliates disclose the Trust’s portfolio holdings information on a confidential basis to various service providers and other organizations. Some of these entities may receive the Trust’s portfolio holdings information as frequently as daily, while others may receive such information on a monthly, quarterly or semi-annual basis. The length of time between the date of the Trust’s portfolio holdings information and the date on which it is disclosed to service providers and other organizations will depend on various factors, such as the frequency of disclosure. Entities that receive portfolio holdings information on a daily basis would experience no lag between the date of the portfolio holdings information and the date of disclosure, while entities receiving such information on a less frequent basis generally will experience a lag of a few days up to a few months. Among the service providers to which the Adviser, the Subadvisers and/or their affiliates may periodically disclose the Trust’s portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

• Abel/Noser Corp.	• Marco Consulting
• Bank of New York Mellon	• MarkIt Group Limited
• Barclays Capital Point	• Mercer
• BARRA TotalRisk System	• Morningstar Associates, LLC
• Bloomberg L.P.	• Ness USA
• Cambridge Associates	• OMGEO Oasys
• Canterbury Consulting	• Plexus Plan Sponsor Group, Inc.
• Charles River Systems, Inc.	• PricewaterhouseCoopers LLP
• Cogent Consulting	• ProxyEdge from Broadridge Financial Solutions, Inc.
• Deloitte & Touche LLP	• Reuters America, LLC
• DST International plc	• RiskMetrics Group
• Eagle Investment Systems Corp.	• RogersCasey (Equest)
• Egan Jones	• RR Donnelley
• Electra Information Systems, Inc.	• Salomon Analytics, Inc.
• eVestment Alliance	• SS&C Technologies, Inc
• FactSet Research Systems, Inc.	• Standard and Poor’s
• F T Interactive Data Corporation	• StarCompliance, Inc.
• Glass, Lewis & Co., LLC	• State Street Bank and Trust Company
• Global Trading Analytics, LLC	• Stradley Ronon Stevens & Young, LLP
• IDS	• Sullivan & Worcester LLP
• Informa Investment Services (Efron)	• SunGard/Protegent (f/k/a Dataware)
• Institutional Shareholder Services (ISS)	• Thomson/Baseline
• ITG, Inc.	• Thomson Information Services Incorporated
• Legg Mason Technology Services	• Thompson Reuters Pricing Services
• Lipper, Inc.	• Wilshire Analytics/Axiom
• Loan Syndication and Trading Association	• YieldBook
• MacGregor/ITG

The Trust’s policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust’s portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties and who have a duty not to trade on any nonpublic portfolio information that they receive. As a general matter, the Trust disseminates portfolio holdings to owners of the Contracts (“Contract owners”) only in the Annual or Semi-annual Reports or in other formats that are generally available on a contemporaneous basis to all such Contract owners or the general public.

Shares of the Trust are offered only to Separate Accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/variablefunds): (i) the complete portfolio holdings of each Portfolio; (ii) the 20 largest holdings of each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the 20 largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, each Portfolio’s complete holdings will be posted on or about 30 calendar days following the end of each calendar quarter and each Portfolio’s 20 largest holdings will be posted on or about 45 calendar days following the end of each calendar quarter.

The Trust may exclude any information when doing so is deemed in the Trust’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, each Portfolio’s 20 largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Trust is managed by MetLife Advisers, LLC (the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Adviser and MetLife Investors Distribution Company, the Trust’s distributor.

With respect to the Portfolios, the Trust and the Adviser have entered into a Management Agreement dated December 8, 2000, as amended (“Management Agreement”), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000.

Subject always to the supervision and direction of the Trustees of the Trust in accordance with the Trustees’ general fiduciary duties and the provisions of the 1940 Act, under the Management Agreement, the Adviser will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Subadvisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Subadvisers; (iv) full discretion to terminate and replace any Subadviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by a Subadviser. In connection with the Adviser’s responsibilities under the Management Agreement, the Adviser will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Subadvisers from time to time, as the Adviser deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Adviser will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of each Subadviser. The Adviser will furnish, or cause the appropriate Subadviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Adviser’s own initiative, the Adviser will apprise, or cause the appropriate Subadviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish to the Trust, from time to time, such information as may be appropriate for this purpose. Further, the Adviser agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Board of Trustees of the Trust may reasonably request. In addition, the Adviser agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment;

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•

related to the investment advisory services to be provided by any Subadviser pursuant to an investment advisory agreement or an investment subadvisory agreement with the Adviser (“Subadvisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Subadviser under a Subadvisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

As compensation for the services it receives under the Management Agreement, the Trust pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Portfolio	Fee
Invesco Balanced-Risk Allocation Portfolio	0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion

JPMorgan Global Active Allocation Portfolio	0.80% on the first $250 million of such assets plus 0.75% of such assets over $250 million up to $500 million plus 0.72% of such assets over $500 million up to $750 million plus 0.70% of such assets over $750 million

Schroders Global Multi-Asset Portfolio	0.68% of the first $100 million of such assets plus 0.66% of such assets over $100 million up to $250 million plus 0.64% of such assets over $250 million up to $750 million plus 0.62% of such assets over $750 million up to $1.5 billion plus 0.60% of such assets over $1.5 billion

From the management fees, the Adviser pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Subadviser of each applicable Portfolio.

The Adviser and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the “Management—Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser, including, without limitation: charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Independent Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials, summary prospectuses and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Adviser; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under “The Distributor,” the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Adviser, or by the Adviser upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

The Subadvisers

Pursuant to a Subadvisory Agreement with the Adviser, each Subadviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio’s account with brokers or dealers selected by such Subadviser and may perform certain limited related administrative functions in connection therewith. For its services, the Adviser pays each Subadviser a fee based on a percentage of the average daily net assets of the applicable Portfolios.

Each Subadvisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the Subadviser or by the Subadviser on not less than 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability to the Trust or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Subadviser.

The Trust and the Adviser have received an exemptive order from the SEC (“Multi-Manager Order”). The Multi-Manager Order permits the Adviser, subject to approval of the Board of Trustees, to: (i) select new or additional Subadvisers for the Trust’s Portfolios; (ii) enter into new investment subadvisory agreements and materially modify existing investment subadvisory agreements; and (iii) terminate and replace the Subadvisers without obtaining approval of the relevant Portfolio’s shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Subadviser that normally is provided in a proxy statement. However, the Adviser may not enter into an investment subadvisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Subadviser”) unless the investment subadvisory agreement with the Affiliated Subadviser, including compensation thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the investment subadvisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval is not required for the termination of Subadvisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

Following are the Subadvisers to the Portfolios.

Portfolio	Subadviser
Invesco Balanced-Risk Allocation Portfolio	Invesco Advisers, Inc.
JPMorgan Global Active Allocation Portfolio	J.P. Morgan Investment Management Inc.
Schroders Global Multi-Asset Portfolio	Schroder Investment Management North America Inc.*

*	Schroder Investment Management North America Inc. has retained Schroder Investment Management North America Limited to provide investment sub-advisory services to it in connection with the management of the Portfolio.

As compensation for services provided by the Subadvisers, the Adviser pays to the applicable Subadviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Portfolio	Fee
Invesco Balanced-Risk Allocation Portfolio	0.375% on the first $250 million of such assets plus 0.350% of such assets over $250 million up to $750 million plus 0.325% of such assets over $750 million up to $1 billion plus 0.300% of such assets over $1 billion

JPMorgan Global Active Allocation Portfolio	0.50% on the first $250 million of such assets plus 0.45% of such assets over $250 million up to $500 million plus 0.42% of such assets over $500 million up to $750 million plus 0.40% of such assets over $750 million

Schroders Global Multi-Asset Portfolio*	0.38% of the first $100 million of such assets plus 0.36% of such assets over $100 million up to $250 million plus 0.34% of such assets over $250 million up to $750 million plus 0.32% of such assets over $750 million up to $1.5 billion plus 0.30% of such assets over $1.5 billion

*	Schroder Investment Management North America Inc. pays Schroder Investment Management North America Limited a fee based on the Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to Schroder Investment Management North America Limited.

Portfolio Management

Appendix D to this Statement of Addition Information contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

The Administrator

Pursuant to an administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is

entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2012 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days’ prior written notice to the other party. For the years ended December 31, 2011, December 31, 2010 and December 31, 2009, an aggregate of $2,899,144, $2,698,809, and $2,568,710, respectively, was paid to the Administrator.

The Distributor

With respect to all of the Portfolios of the Trust (together, the “Trust Portfolios”), the Trust has distribution agreements with MetLife Investors Distribution Company (“MLIDC” or the “Distributor”) in which MLIDC serves as the Distributor for the Trust’s Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC’s address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

The Trust’s distribution agreements with respect to the Class A, Class B, Class C and Class E shares (“Distribution Agreements”) were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by: (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Trust Portfolio and who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement; and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Currently, the Portfolios covered in this SAI have only registered Class B shares.

The Distributor or its affiliates for the Class A shares will pay for printing and distributing summary prospectuses, prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective Contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective Contract owners and qualified plan participants.

Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust’s Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Trust Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Trust Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% (0.55% for certain Trust Portfolios not covered in this SAI) and 0.15%, respectively, of average daily net assets of a Trust Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Trust Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities’ fees or expenses incurred or paid in that regard.

Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan’s, the Class C Distribution Plan’s and the Class E Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) expenditures relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and the Trust Portfolios, including the performance of the Trust Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Trust Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Trust Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Trust Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Class E Distribution Plan.

The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Trust Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Trust Portfolio, as applicable, or by vote of a majority of the Independent Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% with respect to Class B, up to 1.00% with respect to Class C, and up to 0.25% with respect to Class E) of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Trust Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Trust Portfolio.

The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Trust Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Trust Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Trust Portfolio.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares.

Code of Ethics

The Trust, its Adviser, its Distributor, and each of its Subadvisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

Custodian

State Street Bank and Trust Company (“State Street Bank”), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

Legal Matters

Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley St., Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.

REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.

NET ASSET VALUE

The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price (“NOCP”). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Equity securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the last sales price, and, if no last sales price is available, then at the last bid price. Short positions traded over the counter are valued at the last available ask price.

With respect to any portion of a Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company, or, in the case of an ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Subadviser pursuant to authorization of the Board of Trustees. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust’s Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Adviser may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Adviser will continuously monitor the performance of these services.

FEDERAL INCOME TAXES

Each Portfolio intends to qualify each year as a “regulated investment company” under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

In order to so qualify, a Portfolio must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership (“Income Requirement”); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio’s assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income that would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

A Portfolio may invest in exchange traded vehicles that track the return of commodities. Under the Code, these investments are not considered “securities” with respect to the Income Requirement. As a result, any income generated by such investment is not included in determining compliance with the 90% test discussed above. The Portfolio intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Portfolio’s taxable year. To the extent that a Portfolio’s income from commodities exceeds 10% of the Portfolio’s gross income, the Portfolio may be able to avoid disqualification by paying a tax on that portion of the commodities income that exceeds one ninth of the Portfolio’s qualifying income.

As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed (“Distribution Requirement”), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in another investment company (except as discussed below) is treated not as a single investment but as an investment in each asset owned by the other investment company, so long as shares of the other investment company are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Thus, so long as each Portfolio and other investment company in which a Portfolio invests meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts. The assets of a Portfolio may include other investment companies and ETFs (together, “Non-Qualified Underlying Portfolios”), which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Non-Qualified Underlying Portfolio is considered an “asset” of a Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Non-Qualified Underlying Portfolio, no more than 70% by any two Non-Qualified Underlying Portfolios, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h).

The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio’s Subadviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A Portfolio may invest in certain futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—and certain foreign currency options and forward contracts with respect to which it makes a particular election—that will be subject to section 1256 of the Code (“Section 1256 contracts”). Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain) and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which it clearly identifies in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Portfolio’s losses from such foreign currency transactions exceed its other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s tax basis.

A Portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) must include in its gross income the OID that accrues on those securities during the taxable year. Similarly, a Portfolio that invests in PIK securities generally must include in its gross income securities it receives as “interest” on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

ORGANIZATION AND CAPITALIZATION OF THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2000. A copy of the Trust’s Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust’s registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 57 series, 55 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Summary Prospectus and Prospectus for each Portfolio describe the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class’ Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Class A, Class B, Class C and Class E shares are currently offered under the Trust’s multi-class distribution system approved by the Trust’s Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies—Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, “MetLife”). As of December 31, 2011, MetLife owned substantially all of the Trust’s outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to Contract owners the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust’s books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust’s Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and, therefore, the Portfolios are not subject to registration or regulation as commodity pool operators under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Portfolios’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Portfolio’s use of derivatives would prevent the Portfolio from claiming the exclusion, then the Adviser and/or the applicable Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Portfolio’s use of certain derivatives and other instruments may be limited or restricted.

The Invesco Balanced-Risk Allocation Portfolio, Ltd. (a wholly-owned subsidiary of the Invesco Balanced-Risk Allocation Portfolio), the JPMorgan Global Active Allocation Portfolio, Ltd. (a wholly-owned subsidiary of the JPMorgan Global Active Allocation Portfolio), and the Schroders Global Multi-Asset Portfolio, Ltd. (a wholly-owned subsidiary of the Schroders Global Multi-Asset Portfolio) (each previously defined as a Subsidiary, and together, the “Subsidiaries”) are exempt from registration with the CFTC as commodity pool operators and therefore, unlike a registered commodity pool operator, none of Subsidiaries are required under the CEA to deliver disclosure documents or certified annual reports to participants in the pool. Each Subsidiary qualifies for exemption from registration because (1) its shares are exempt from registration under the 1933 Act and offered and sold without marketing to the public in the United States, and (2) its shares may be purchased only by natural persons who are “qualified eligible persons,” as defined in Rule 4.7(a)(2) under the CEA, and non-natural persons that are “qualified eligible persons,” as defined in Rule 4.7 under the CEA, or “accredited investors,” as defined in Rule 501(a)(1)-(3), (a)(7) or (a)(8) of Regulation D under the 1933 Act.

The CFTC recently voted to rescind the exemption on which the Subsidiaries rely. This rescission will limit the ability of the Subsidiaries to use futures, options and swaps without requiring their investment advisers to register as commodity pool operators, which may impose substantial additional regulatory and compliance burdens on the Subsidiaries and their investment advisers. Moreover, the rescission may adversely affect a Subsidiary’s investment adviser’s ability to manage the Subsidiary.

APPENDIX A

MET INVESTOR SERIES TRUST

SUMMARY OF INVESTMENT STRATEGIES

The information in this Appendix A is subject to the

fundamental and non-fundamental investment restrictions

and policies, including the operating policies of the

Portfolios as set forth in this Statement of Additional Information.

	Asset Backed Securities	Bank Capital Securities	Bonds	Brady Bonds	Collateralized Obligations	Convertible Securities	Credit Default Swaps	Credit Linked Notes	Depositary Receipts	Dollar Rolls	Event- Linked Bonds	Exchange Traded Grantor Trusts	Exchange- Traded Notes	Floaters
Invesco Balanced-Risk Allocation	N	N	Y	N	N	N	N	N	N	N	N	N	Y	N
JPMorgan Global Active Allocation	Y	Y	Y	Y	Y	Y	Y-5%	Y	Y	Y	Y	Y	Y-10%	Y
Schroders Global Multi-Asset	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Foreign Currency Transactions(1)	Foreign Securities	Forward Commitments, When-Issued and Delayed Delivery Securities	High Yield, High Risk Debt Securities	Hybrid Investments	Illiquid Securities or Non-Publicly Traded Securities	Inflation- Indexed Bonds	Indexed Securities	Interest Rate Transactions(2)	Investment Grade Corporate Debt Securities
Invesco Balanced-Risk Allocation	Y	Y	N	N	Y	N	N	N	N	N
JPMorgan Global Active Allocation	Y	Y	Y	Y-10%	Y-30%	Y	Y	Y-30%	Y-50%	Y
Schroders Global Multi-Asset	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

A-1

	Money Market Securities	Mortgage- Backed Securities	Mortgage Dollar Roll Transactions	Municipal Fixed Income Securities	Options and Futures Strategies(3)		Other Investment Companies	Preferred Stocks	Real Estate Investments	Repurchase Agreements	Reverse Repurchase Agreements
Invesco Balanced-Risk Allocation	Y	N	N	N	Y		Y	N	N	Y	N
JPMorgan Global Active Allocation	Y	Y-25%	Y-10%	Y	Y	(4)	Y-10%	Y	Y	Y	Y
Schroders Global Multi-Asset	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y

	Rights and Warrants	Securities Loans(5)	Senior Loans and Other Direct Indebtedness	Short Sales	Standby Commitment Agreements	Structured Notes	Swaps(6)	Trade Claims	U.S. Government Securities	Zero Coupon, Deferred Interest and PIK Bonds
Invesco Balanced-Risk Allocation	N	N	N	N	N	Y	Y-15%	N	Y	N
JPMorgan Global Active Allocation	N	Y	Y	Y	Y	Y	Y-40%	Y	Y	Y-5%
Schroders Global Multi-Asset	Y	N	Y	Y	N	Y	Y-40%	N	Y	Y

(1)	“Foreign Currency Transactions” include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis and (5) currency swaps.
(2)	“Interest Rate Transactions” include: (1) interest rate swaps, (2) put and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts and (5) put and call options on interest rate futures contracts.
(3)	”Options and Futures Strategies” include: (1) stock index futures contracts, bond futures contracts, U.S. Treasury futures contracts and commodity futures contracts and (2) put and call options on securities, stock indices and stock index futures contracts. “Options and Futures Strategies” do not include: (1) foreign currency futures contracts, (2) put and call options on foreign currency futures contracts and on foreign currencies, (3) interest rate futures contracts or (4) put and call options on interest rate futures contracts.
(4)	Up to 80% of the Portfolio’s assets may be represented by options and futures strategies.
(5)	Limited to 33 1/3% of the value of the Portfolio’s total assets.
(6)	“Swaps” include swap contracts that reference certain indices (fixed income indices, stock indices, commodity indices and prices and total return on interest rate indices), and may also include equity total return swaps, swaps on bond futures, swaps on commodity futures, swaps on futures (including, but not limited to, equity futures and equity index futures) and inflation swaps. “Swaps” do not include: (1) credit default swaps, (2) currency swaps or (3) interest rate swaps.

A-2

APPENDIX B

Securities Ratings

Standard & Poor’s Bond Ratings

A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Debt rated “AA” has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating “C” is reserved for income bonds on which no interest is being paid. Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Bond Ratings

Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch ratings are as follows:

•	AAA – The highest rating assigned. This rating is assigned to the “best” credit risk relative to other issues or issuers.

•	AA – A very strong credit risk relative to other issues or issuers. The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

•

A – A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

•

BBB – An adequate credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

•

BB – A fairly weak credit risk relative to other issues or issuers. Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

•

B – Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

•

CCC, CC, C – These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

•	DDD,DD,D – These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-)   –  The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Standard & Poor’s Commercial Paper Ratings

“A” is the highest commercial paper rating category utilized by Standard & Poor’s, which uses the numbers “1+”, “1”, “2” and “3” to denote relative strength within its “A” classification. Commercial paper issuers rated “A” by Standard & Poor’s have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating “C” is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated “D” is either in default or is expected to be in default upon maturity.

Moody’s Commercial Paper Ratings

“Prime-1” is the highest commercial paper rating assigned by Moody’s, which uses the numbers “1”, “2” and “3” to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody’s have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch Ratings

Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. (“BankWatch”) Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating (“TBW-1”, “TBW-2”, “TBW-3”, or “TBW-4”) to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating (“A”, “A/B”, “B”, “B/C”, “C”, “C/D”, “D”, “D/E”, and “E”) to each issuer that it rates.

Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor’s rating of A-1+ and A-1 as being in Standard & Poor’s highest rating category.

Invesco Proxy Voting Guidelines

January 2010

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Global Proxy Voting

Procedures and Guidelines

For North America

2011 Edition

April 1, 2011

Table of Contents – North America

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 2

[1]	Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.
[2]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C.	The Proxy Voting Process – Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part	II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

Part II.A: North America Guidelines

1. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a—Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. Proxy Contests

2a.    Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.    Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

4a.    Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.    Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.    Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.    Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.    Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.    Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

5a.    Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.    Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.    Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.    Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.    Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.    Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

6a.    Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.    Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.    Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.    Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.     Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2)  the director’s legal expenses would be covered.

6g.    Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.    Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions

7a.    Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.    Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.    Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.    Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.    Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.    Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.    Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.    Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.    Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.    Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8. Capital Structure

8a.    Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.    Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.    Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.    Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.    Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.    Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.    Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.    Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.    Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

9a.    Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.    Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.    Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay—Advisory Vote

Review on a casy-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

          Say on Pay—Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e.    Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.    401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.    Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.    Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.    Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.    Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.    Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation

10a.    Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.    Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

11a.    Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.    Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.    Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.    Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.    Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.    Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.    Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.    Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.    Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.    International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.    Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.    World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.    Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.    Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.    Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.    Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.    Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.    High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12l.    Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

September 2010

Schroders

Investment and Corporate

Governance: Schroders’

Policy

Investment and Corporate Governance: Schroders’ Policy

This document outlines the approach taken by Schroder Investment Management Limited and other asset management entities within the Schroders Group to corporate governance, ownership, engagement and the responsible use of voting rights. This document may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

© Schroders 2010

Schroders’ Philosophy

Schroders expects the companies, in whose securities we invest funds on behalf of clients, to achieve returns justifying a company’s use of the capital invested. It follows that the boards of companies in which our clients’ funds are invested must consider and review the strategy, the operating performance, the quality of leadership and management and the internal controls of the companies they direct, in order to produce the returns required by our clients.

We concentrate on each company’s ability to create sustainable value and may question or challenge companies about governance issues that we perceive may affect the value of those companies. Engagement and proxy voting are therefore an integral part of our investment process.

Corporate Governance:

The Role and Objectives of Schroders as an Investment Manager

Schroders as an Investor	The asset management operations within the Schroders group invest in equity securities in order to earn returns for clients over the long term. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of client funds under our control and asset allocation decisions.

Schroders as an Owner	Share interests carry ownership rights. Exercising those rights is an integral part of our investment process.

The overriding principle is that our objective for the exercise of shareholder rights and responsibilities, including all engagement, activism, voting and corporate responsibility activity is to enhance returns for clients.

In seeking to maximise value for clients, we must act in the best interests of clients and consistent with client mandates. Thus, we will consider and seek to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attaching to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. We encourage companies to have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of governance can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights. This is particularly the case with smaller companies.

Engagement	Engagement with companies is part of our investment process[1]. In all engagement and intervention, our purpose is to seek additional understanding or, where necessary, seek change that will protect and/or enhance the value of the investments for which we are responsible. Engagement has the added advantage of enhancing communication and understanding between companies and investors. It is our intention to meet appropriate standards on engagement.

[1]	The extent to which we engage for particular funds as part of stock selection will vary: for quant funds, for example, meeting company managements will play no part in the selection process.

Voting: Coverage	We must always act in the best interests of clients and therefore, in order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a policy regarding the securities which are voted, subject to agreement with clients as appropriate, and/or addressing local market issues.

Where there is insufficient information with which to make a voting decision or where market practices make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking2), we will not generally vote.

Voting: Operational Arrangements	We cast our votes along the following lines:

For – we generally support the management of companies;

Oppose – we will oppose resolutions putting forward proposals that appear inconsistent with the interests of shareholders;

Abstentions – we will abstain where mitigating circumstances apply, or the company has taken substantive steps to address shareholder issues but further change is still considered appropriate, or where it is considered that companies will be more responsive to an abstain vote.

All voting is overseen by investment professionals (including portfolio managers) and is undertaken to enhance returns for clients.

We use a third party service to process and deliver all proxy voting instructions electronically. Voting decisions, however, are taken in-house (except where a conflict of interest exists in which case, the procedures set out below are followed).

Conflicts of Interest	Occasions may arise where a conflict or perceived conflict of interest exists.

This might occur, for example, where an investee company’s pension scheme is a client of Schroders. In such situations, if a proposal or aspect of the business is specifically addressed by this policy, Schroders will vote or act in accordance with the policy unless Schroders considers it is in the best interests of clients to depart from the policy. In that case or if the proposal or business is not specifically covered by the policy, Schroders may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against Schroders’ own interest in the matter.

Otherwise, in respect of a vote, if Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of our proxy voting processing and research service); or (b) obtain approval of the decision from the Schroders’ Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases,

[2]	Share blocking is a practice whereby restrictions are placed on the trading of shares which are to be voted.

inform the client(s) of the conflict of interest and obtain consent to vote as recommended by Schroders. If the third-party recommendation is unavailable, we will not vote.

Where the director of a company is also a director of Schroders plc, we will vote in accordance with the recommendations of the third party or, if a recommendation from the third party is unavailable, not vote.

Client Choice	Corporate governance should be part of the investment management process in order to ensure that the governance policy is operated to enhance the value of funds under management. Accordingly, we believe it is appropriate for clients to give voting discretion to Schroders. However, clients may elect to retain all or some discretion in relation to voting and corporate governance issues. In these cases, we suggest such clients use an external voting service to vote their interests. This would particularly be the case where a client wishes to adopt an engagement approach other than our house policy on the grounds that our house policy may conflict with the policy run by a third party.

Reporting	Reports on our use of voting rights and engagement with companies are available to clients.

Stock Lending	Lenders of stock do not generally have voting rights on lent stock. There may be occasions, however, where it is necessary to recall stock in order to vote it. We believe it would be appropriate to recall lent stock when a) the benefits of voting outweigh the benefits of stock lending; b) the subject of the vote is material to the value of the company; and c) there is a realistic chance that voting the shares under our control would affect the outcome of the vote.

Corporate Governance and Voting Policy: Our Core Principles

The following pages set out the issues we consider when determining how to vote.

All are subject to the overriding principle that we will vote and act to enhance returns for clients.

We will vote against any proposal or action by a company which would materially reduce shareholder rights or damage shareholder interests.

Strategy, Performance, Transparency and Integrity	Strategic Focus

Companies must produce adequate returns for shareholders.

If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning underperforming capital to shareholders in a tax-efficient manner.

Shareholders’ Interests

We will oppose any proposal or action which materially reduce or damage shareholders’ rights.

Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.

Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.

Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.

Reporting to Shareholders

The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.

Companies must communicate clearly with shareholders. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.

Auditors

Audits provide a valuable protection to shareholders and should ensure the integrity of accounts.

In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company.

Internal Controls

The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and may determine whether the company can survive. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.

Boards and Management	Status and Role

The boards (the term ‘boards’ as used in this document includes the governing bodies of corporations, however described (for example, ‘supervisory boards’)) of the companies in which our clients’ monies are invested should consider and review, amongst other things, the strategic direction, the quality of leadership and management, the internal controls and the operating performance of those companies.

Board members must be competent and have relevant expertise.

The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.

Every member of the board should stand for re-election by shareholders no less than every three years.

Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.

Board Structure

Boards should consider the balance of the board:

The board should be balanced, such that no group dominates the board or supervisory body.

There should be a material number of genuinely independent non-executives on the board or supervisory body.

Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.

Succession Planning

It is emphasised that the success of a company will be determined by the quality and success of its people. Appointing the right people is an essential part of this process. The process for selecting and retaining board members should therefore be robust and rigorous and ensure that the make up of the board remains appropriate and dynamic.

Performance Assessment

Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole.

Any issues identified should be resolved through, if necessary, operational changes or changes of personnel.

It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. Thus, it is a natural and healthy process to have staff turnover, including at senior executive and board level.

Committees

Boards should appoint an audit committee and a remuneration committee, each consisting of independent non-executive board members.

Capital	Efficient Use of Capital

The objective of a company should be to earn a return on capital that exceeds the company’s weighted average cost of capital.

Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the risks attaching to debt. A shareholder-approved maximum limit should be placed on debt.

Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.

Surplus capital should not be used for value-destroying acquisitions.

Share Buybacks

Companies repurchasing equity share capital should only exercise such authorities when it would be in the best interests of shareholders as a whole.

Issuing Shares

Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.

The creation of different classes of equity share capital must be fully justified.

Pre-emption Rights

Pre-emption rights are a key investor protection measure. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.

Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.

Share Voting Rights

Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

Executive Remuneration	High calibre individuals are a vital component of success for any organisation. Remuneration policies should allow the recruitment and retention of these individuals and provide appropriate incentive arrangements which reward returns for shareholders.

In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.

We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives.

In formulating proposals remuneration committees and boards should, in particular:

-avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;

-link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance[3];

-avoid arrangements that would encourage the destruction of shareholder value;

-achieve an appropriate balance between long- and short-term elements of pay;

-avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;

-appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;

-not reprice, adjust, or otherwise amend stock options and awards.

Other Issues	Takeover Bids

Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.

Poison Pills and Takeover Defences

Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.

Company Constitutions

The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

[3]	Performance would preferably be evidenced by total shareholder return exceeding that of a suitable comparator group. Measurement of performance should also recognise the impact of acquisitions and disposals.

Environmental and Social Responsibility

Companies should adopt appropriate, transparent policies on environmental and social responsibility and disclose these policies.

As with our stance on governance issues, we will consider all social and corporate responsibility issues in the context of the value of a company.

A separate document covering our policy in this area is available

Fixed Income and Other Securities

The guidance in this paper summarises our position in respect of managing equity investments. Where necessary, we exercise voting and other rights in respect of bonds and other securities.

This document outlines the approach taken by Schroder Investment Management Limited and other asset management entities within the Schroders Group to corporate governance, ownership, engagement and the responsible use of voting rights. This document may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations. © Schroders 2010.

APPENDIX D

Portfolio Managers

The Subadvisers have provided the Trust with the following information regarding each Portfolio’s portfolio managers identified in the Trust’s Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2011 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2011. Other than as set forth below, as of December 31, 2011, no portfolio manager identified in the Prospectuses beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Invesco Balanced-Risk Allocation Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category($m)	Number of Accounts in Category	Total Assets in Accounts in Category ($m)
Mark Ahnrud	Registered Investment Companies	27	$8,470.6	0	$0
	Other Pooled Investment Vehicles	3	$1,165.8	0	$0
	Other Accounts	8	$222.2	0	$0

Chris Devine	Registered Investment Companies	27	$8,470.6	0	$0
	Other Pooled Investment Vehicles	3	$1,165.8	0	$0
	Other Accounts	8	$222.2	0	$0

Scott Hixon	Registered Investment Companies	27	$8,470.6	0	$0
	Other Pooled Investment Vehicles	3	$1,165.8	0	$0
	Other Accounts	8	$222.2	0	$0

Christian Ulrich	Registered Investment Companies	27	$8,470.6	0	$0
	Other Pooled Investment Vehicles	3	$1,165.8	0	$0
	Other Accounts	8	$222.2	0	$0

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category($m)	Number of Accounts in Category	Total Assets in Accounts in Category ($m)
Scott Wolle	Registered Investment Companies	27	$8,470.6	0	$0
	Other Pooled Investment Vehicles	3	$1,165.8	0	$0
	Other Accounts	8	$222.2	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each und and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager as day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period(i)
Invesco (ii)	One-, Three- and Five-year performance against Fund peer group.

(i)	Rolling time periods based on calendar year end.

(ii)	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-based compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Ahnrud	X
Chris Devine	X
Scott Hixon	X
Christian Ulrich	X
Scott Wolle	X

JPMorgan Global Active Allocation

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category($m)	Number of Accounts in Category	Total Assets in Accounts in Category ($m)
Nicole Fazio	Registered Investment Companies	4	$981	0	$0
	Other Pooled Investment Vehicles	4	$2,029	0	$0
	Other Accounts	1	$1,349	1	$529

Jeffrey A. Geller	Registered Investment Companies	13	$7,837	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	1	$.197

Michael Feser	Registered Investment Companies	2	$45	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	1	$.197

Jonathan Cummings	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Anne Lester	Registered Investment Companies	14	$8,540	0	$0
	Other Pooled Investment Vehicles	21	$7,352	0	$0
	Other Accounts	13	$760	0	$0

Grace Koo	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflict of Interest

The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolio that are managed by the Portfolio’s portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Subadviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Subadviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Subadviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Subadviser or its affiliates could be viewed as having a conflict of interest to the extent that the Subadviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Subadviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Subadviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Subadviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Subadviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Subadviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Subadviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, the Subadviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Subadviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Subadviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Subadviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Subadviser and its affiliates have policies and procedures that seek to manage conflicts. The Subadviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Subadviser’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Subadviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Subadviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Subadviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Subadviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Subadviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation

The Subadviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Subadviser or its affiliates. These elements reflect individual performance and the performance of the Subadviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Portfolio’s pre-tax performance is compared to the appropriate market peer group and to the Portfolio’s benchmark index listed in the Portfolio’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Portfolio). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Subadviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Nicole Fazio	X
Jeffrey A. Geller	X
Michael Feser	X
Jonathan Cummings	X
Anne Lester	X
Grace Koo	X

Schroders Global Multi-Asset Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category($m)	Number of Accounts in Category	Total Assets in Accounts in Category ($m)
Johanna Kyrklund	Registered Investment Companies	1	$2,599	0	$0
	Other Pooled Investment Vehicles	9	$7,983	0	$0
	Other Accounts	19	$2,463	1	$804

Michael Hodgson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	15	$491	0	$0
	Other Accounts	0	$0	0	$0

Philip Chandler	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the Portfolio. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the bonuses for the portfolio managers, the relevant external benchmarks for performance comparison is a benchmark appropriate to the product.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Johanna Kyrklund	X
Michael Hodgson	X
Philip Chandler	X